August 8, 2023

WESTWOOD BROADMARK TACTICAL GROWTH FUND

INSTITUTIONAL SHARES	A CLASS SHARES	C CLASS SHARES
FTGWX	FTAGX	FTGOX

WESTWOOD BROADMARK TACTICAL PLUS FUND

INSTITUTIONAL SHARES	A CLASS SHARES	C CLASS SHARES	F CLASS SHARES
SBTIX	SBTAX	SBTCX	BTPIX

Series of Ultimus Managers Trust

Supplement to the Prospectus and Statement of Additional Information

dated April 30, 2023

This supplement updates certain information in the Prospectus and Statement of Additional Information (“SAI”) for the Westwood Broadmark Tactical Growth Fund and the Westwood Broadmark Tactical Plus Fund (each, a “Fund” and together, the “Funds”), series of Ultimus Managers Trust, as set forth below. For more information on the Funds or to obtain a copy of the Funds’ Prospectus or SAI, free of charge, please visit the Funds’ website at www.westwoodfunds.com or call the Funds toll free at 1-877-FUND-WHG (1-877-386-3944).

The following changes are made in the Prospectus and SAI for the Funds:

Effective August 7, 2023, upon the passing of Christopher J. Guptill, Co-Chief Investment Officer and Co-Chief Executive Officer of Broadmark Asset Management LLC (“Broadmark”), and a co-portfolio manager of the Funds, all references to Mr. Guptill with respect to the Funds are hereby removed from the Prospectus and SAI. Ricardo Cortez, Richard Damico and J. Dyer Kennedy remain as co-portfolio managers of the Funds and no changes to the Funds’ investment objectives or principal investment strategies are contemplated at this time.

Also, effective August 7, 2023, Mr. Damico became Chief Investment Officer of Broadmark, having served as Co-Chief Investment Officer with Mr. Guptill since June 2023, and Mr. Cortez became Chief Executive Officer of Broadmark, having served as Co-Chief Executive Officer with Mr. Guptill since June 2013.

Investors Should Retain this Supplement for Future Reference.